                                                                    EXHIBIT 99.4

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CLINICAL DATA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

               AMENDED AND RESTATED SECURED CONVERTIBLE TERM NOTE

     FOR VALUE RECEIVED, ICORIA, INC., a Delaware corporation (the "BORROWER"), hereby promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "HOLDER") or its registered assigns or successors in interest, on order, the sum of Three Million Six Thousand Six Hundred Twenty Six Dollars ($3,006,626), together with any accrued and unpaid interest hereon, on October 19, 2010 (the "MATURITY DATE") if not sooner paid. This Note amends and restates in its entirety, and is given in substitution for and not in satisfaction of that certain promissory note in the original principal amount of $5,000,000 issued by the Borrower in favor of the Holder on October 19, 2004.

     Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof among the Borrower, Clinical Data, Inc. ("CLINICAL DATA") and the Holder (as amended, modified or supplemented from time to time, the "PURCHASE AGREEMENT").

The following terms shall apply to this Amended and Restated Secured Convertible Term Note (this "NOTE"):

                                    ARTICLE I
                             INTEREST & AMORTIZATION

     1.1(a) Interest Rate. Subject to Sections 4.11 and 5.6 hereof, interest payable on this Note shall accrue at a rate per annum (the "Interest Rate") equal to the "prime rate" published in The Wall Street Journal from time to time, plus two and one-half percent (2.50%). The prime rate shall be increased or decreased as the case may be for each increase or decrease in the prime rate in an amount equal to such increase or decrease in the prime rate; each change to be effective as of the day of the change in such rate. The Interest Rate shall not be less than seven percent (7.0%) at any time.

     1.1(b) Interest in the amount of six percent (6.0%) per annum shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, (each, a "MONTHLY INTEREST AMOUNT") commencing on October 1, 2006 and on the first business day of each consecutive calendar month thereafter until the Maturity Date (and on the Maturity Date), whether by acceleration or otherwise (each, a "MONTHLY REPAYMENT DATE") together with any and all other amounts which are then owing under this Note, the Purchase Agreement or any other Related Agreement but have not been paid.

     1.1(c) Interest in an amount equal to the remainder of (I) the applicable Interest Rate less (II) 6.0% per annum shall be (i) calculated on the basis of a 360 day year, and (ii) payable quarterly, in arrears, (each, a "QUARTERLY INTEREST AMOUNT") commencing on December 1, 2006 and on the first business day of each consecutive three-month period thereafter until the Maturity Date (and on the Maturity Date), whether by acceleration or otherwise (each, a "QUARTERLY REPAYMENT DATE") together with any and all other amounts which are then owing under this Note, the Purchase Agreement or any other Related Agreement but have not been paid.

     1.2 Interest Rate Calculation. The Interest Rate shall be calculated on the last business day of each month hereafter until the Maturity Date.

     1.3 Minimum Semi-Annual Principal Payments. Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the "PRINCIPAL AMOUNT") shall be made on the first business day of each December and June to occur while any Principal Amount remains outstanding under this Note (each, an "AMORTIZATION DATE" and together with the Monthly Repayment Date, each a "REPAYMENT DATE") commencing on December 1, 2006. Subject to Section 1.1(c),
Section 2.1 and Article 3 below, beginning on the first Amortization Date, the Borrower shall make semi-annual payments to the Holder on each Amortization Date, each in the amount of $334,069.55, together with any accrued and unpaid interest to date on such portion of the Principal Amount plus any and all other amounts which are then owing under this Note, the Purchase Agreement or any other Related Agreement but have not been paid (collectively, the "SEMI-ANNUAL AMOUNT"). Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date. Each Monthly Interest Amount and Semi-annual Amount shall be deemed to be a "NON-PIK REPAYMENT AMOUNT" and, together with each Quarterly Interest Amount, a "REPAYMENT AMOUNT".

                                   ARTICLE II
                              CONVERSION REPAYMENT

     2.1(a) Payment of Non-PIK Repayment Amount in Cash or Common Stock. If the Non-PIK Repayment Amount (or a portion thereof of such Non-PIK Repayment Amount if such portion of the Non-PIK Repayment Amount would have been converted into shares of Common Stock but for Section 3.2) is required to be paid in cash pursuant to Section 2.1(c), then the Borrower shall pay the Holder an amount equal to 100% of the Non-PIK Repayment Amount then due and owing to the Holder on the Repayment Date (excluding such portion thereof of such Non-PIK Repayment Amount that would have been converted into shares of Common Stock but for
Section 3.2) in cash. If the Non-PIK Repayment Amount (or a portion of such Non-PIK Repayment Amount if not all of the Non-PIK Repayment Amount may be converted into shares of Common Stock pursuant to Section 3.2) is required to be paid in shares of Common Stock pursuant to Section 2.1(c), the number of such shares to be issued by Clinical Data to the Holder on such Repayment Date (in respect of such portion of the Non-PIK Repayment Amount converted into in shares of Common Stock pursuant to
Section 2.1(c)), shall be the number determined by dividing (x) the portion of the Non-PIK Repayment Amount converted into shares of Common Stock, by (y) the then applicable Fixed Conversion Price. For purposes hereof, the initial "FIXED CONVERSION PRICE" means $25.00 per share of Common Stock.

     2.1(b) Payment of Quarterly Interest Amount in PIK, Cash or Common Stock. Subject to the volume restrictions set forth in subsection (ii) of Section 2.1(c) below and Sections 2.2 and 3.2, the Borrower may elect in respect of the Quarterly Interest Amount then due on a given Quarterly Repayment Date to pay such Quarterly Interest Amount in cash or Common Stock, or a combination of both, or to add such Quarterly Interest Amount (or a portion thereof) to the Principal Amount. The Borrower shall give irrevocable written notice in the form of Exhibit B attached hereto to the Holder of its election in respect of the Quarterly Interest Amount then due on a given Quarterly Repayment Date (each, a "QUARTERLY REPAYMENT ELECTION NOTICE"), which notice shall be received by the Holder no later than ten (10) business days prior to such Quarterly Repayment Date (the date of such notice being hereinafter referred to as the "QUARTERLY REPAYMENT NOTICE DATE"). If such Quarterly Repayment Election Notice is not delivered within the prescribed period set-forth in the preceding sentence, then the repayment of the Quarterly Interest Amount shall be made in cash on or prior to the applicable Quarterly Repayment Date. If the Borrower elects pursuant to a duly delivered Quarterly Repayment Election Notice to add such Quarterly Interest Amount then due on a given Quarterly Repayment Date (or a portion thereof if not all of the Quarterly Interest Amount) to the Principal Amount outstanding on such Quarterly Repayment Date, then effective as of the applicable Quarterly Repayment Date, the Quarterly Interest Amount (or a portion thereof, as applicable) shall be added to the Principal Amount. If the Quarterly Interest Amount (or a portion thereof if not all of the Quarterly Interest Amount) is required or is elected by the Borrower pursuant to a duly delivered Quarterly Repayment Election Notice to be paid in cash, then the Borrower shall pay to the Holder an amount equal to 100% of the Quarterly Interest Amount then due and owing to the Holder on the Quarterly Repayment Date (excluding such portion thereof of such Quarterly Interest Amount elected by the Borrower pursuant to a duly delivered Quarterly Repayment Election Notice to be added to the Principal Amount or paid in Common Stock) in cash. If the Quarterly Interest Amount (or a portion of such Quarterly Interest Amount if not all of the Quarterly Interest Amount) is elected by the Borrower pursuant to a duly delivered Quarterly Repayment Election Notice (subject to the volume restrictions set forth in subsection (ii) of Section 2.1(c) below and Sections
2.2 and 3.2) to be paid in shares of Common Stock, the number of such shares to be issued by Clinical Data to the Holder on such Quarterly Repayment Date shall be the number determined by dividing (x) all or the portion of the Quarterly Interest Amount converted into shares of Common Stock, by (y) the lesser of (i) the then applicable Fixed Conversion Price and (ii) an amount equal to 90% of the average closing price for five (5) trading days immediately prior to the applicable Quarterly Repayment Date (the "PIK FIXED CONVERSION PRICE" and, together with the Fixed Conversion Price, the "CONVERSION PRICE"). Common Stock issued in repayment of all or a portion of a Quarterly Repayment Amount shall be issued and delivered to the Holder on or prior to that Quarterly Repayment Date on which repayment of such Quarterly Interest Amount is due.

     2.1(c) Non-PIK Repayment Amount Conversion Guidelines. Subject to Sections 2.1(a), 2.2, and 3.2 hereof, the Holder shall convert into shares of Common Stock all or a portion of the Non-PIK Repayment Amount due on each Repayment Date according to the following guidelines (the "CONVERSION CRITERIA"): (i) the average closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the six (6) trading days immediately preceding such Repayment Date shall be greater than or equal to $27.50 and (ii) the amount of such conversion does not exceed twenty percent (20%) of the average daily trading volume for the five (5) day trading period immediately preceding the applicable Repayment Date. If the Conversion Criteria are not met, the Holder shall convert only such part of the Non-PIK Repayment Amount that meets the Conversion Criteria. Any part of the Non_PIK Repayment Amount due on a Repayment Date that the Holder has not been able to convert into shares of Common Stock due to failure to meet the Conversion Criteria, shall be paid by the Borrower in cash at the rate of 100% of the Monthly Amount otherwise due on such Repayment Date, within six (6) business days of the applicable Repayment Date.

     2.2 No Effective Registration; Existence of Event of Default. Notwithstanding anything to the contrary herein, the Borrower shall not be permitted to repay any part of its obligations to the Holder hereunder in shares of Common Stock if (x) there fails to exist an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the shares of Common Stock to be issued in connection with such payment and there fails to exist an exemption from registration for resale available pursuant to Rule 144(k) of the Securities Act in repect of the Common Stock to be issued or (ii) an Event of Default (as hereinafter defined) exists and is continuing, unless such Event of Default is cured within any applicable cure period or is otherwise waived in writing by the Holder in whole or in part at the Holder's option.

     2.3 Optional Redemption in Cash. The Borrower will have the option of prepaying this Note ("OPTIONAL REDEMPTION") by paying to the Holder a sum of money equal to one hundred fifteen percent (115%) of the Principal Amount of this Note then outstanding together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement, or any Related Agreement (the "REDEMPTION AMOUNT") outstanding on the Redemption Payment Date (as defined below). The Borrower shall deliver to the Holder a written notice of redemption specifying the date for such Optional Redemption (the "REDEMPTION PAYMENT DATE"), which date shall be ten (10) business days after the date of the Notice of Redemption (the "REDEMPTION PERIOD"). A Notice of Redemption shall not be effective with respect to any portion of this Note for which the Holder has a pending conversion pursuant to Section 3.1, or for conversions pursuant to Section 3.1 during the Redemption Period. The Redemption Amount shall be determined as if such Holder's conversion had been completed immediately prior to the date of the Notice of Redemption. On the Redemption Payment Date, the Redemption Amount must be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such


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

Redemption Notice will be null and void.

                                   ARTICLE III
                                CONVERSION RIGHTS

     3.1. Holder's Conversion. The Holder shall have the right, but not the obligation to convert then outstanding Principal Amount of this Note (in excess of the amounts set forth in Section 2.1(c) hereof), together with interest and fees due hereon, into shares of Common Stock subject to the terms and conditions set forth in this Article III. The Holder will give notice of such conversion by delivery to the Borrower of a written notice of conversion not less than one (1) business day prior to the date upon which such conversion shall occur. The shares of Common Stock to be issued upon such conversion are herein referred to as the "CONVERSION SHARES."

     3.2 Conversion Limitation. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and
(2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 4.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 4.99% of the then outstanding shares of Common Stock). As used herein, the term "AFFILIATE" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the proviso to the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior notice to Clinical Data and (y) shall automatically become null and void (i) following notice to Clinical Data upon the occurrence and during the continuance of an Event of Default, or (ii) upon receipt by the Holder of a Notice of Redemption, except that at no time shall the number of shares of Common Stock beneficially owned by the Holder exceed 19.99% of the outstanding shares of Common Stock. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by Clinical Data and acquirable by the Holder at a price below the greater of book or market value] per share pursuant to the terms of this Note, the Purchase Agreement, any Related Agreement (as defined in the Purchase Agreement) or otherwise, shall not exceed an aggregate of 19.99% of the then-outstanding shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock) (the "MAXIMUM COMMON STOCK ISSUANCE"), unless the issuance of Common Shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by Clinical Data's shareholders. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to the terms of this Note, the Purchase Agreement, any Related Agreement (as defined in the Purchase Agreement) or otherwise, together with the number of shares of Common Stock that would then be issuable by Clinical Data to the Holder in the event of a conversion pursuant to the terms of this Note, the Purchase Agreement, any Related Agreement (as defined in the Purchase Agreement) or otherwise, would exceed the Maximum Common Stock Issuance but for this
Section 3.2, Clinical Data shall promptly call a shareholders meeting to solicit shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance.

     3.3 Mechanics of Holder's Conversion. (a) Holder shall give notice of such future Conversions under Section 3.1 hereof by delivering an executed and completed notice of conversion ("NOTICE OF CONVERSION") to Clinical Data and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to Clinical Data within seven (7) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to Clinical Data in accordance with the provisions hereof shall be deemed a Conversion Date (the "CONVERSION DATE"). A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

     (b) Pursuant to the terms of the Notice of Conversion, Clinical Data will issue instructions to the transfer agent accompanied by an opinion of counsel, if so required by Clinical Data's transfer agent, within three (3) business days of the date of the delivery to Clinical Data of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by Clinical Data of the Notice of Conversion (the "DELIVERY DATE"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by Clinical Data of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such Common Stock, unless the Holder providesClinical Data written instructions to the contrary.

     3.4 Conversion Mechanics.

     (a) The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Conversion Price. In the event of any conversions of outstanding Principal Amount under this Note in part pursuant to this Article III, such conversions shall be deemed to constitute conversions of outstanding Principal Amount applying to Semi-annual Amounts for the remaining Amortization Dates in chronological order.

     (b) The applicable Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion is subject to adjustment from time to time upon the occurrence of certain events, as follows:

     A. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Fixed Conversion Price, as the case may be, shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

     B. During the period the conversion right exists, Clinical Data will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Clinical Data represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Clinical Data agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

     C. Reclassification, etc. If Clinical Data at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

     D. Fractional Shares. To the extent that there are fractional shares, or dollar values smaller that one (1) cent, they shall be rounded to the nearest share or cent.

     3.5 Issuance of New Note. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower and Clinical Data to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article IV, neither the Borrower nor Clinical Data will pay costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

     3.6 Mandatory Conversion. Notwithstanding anything herein to the contrary, subject to the conversion limitations set forth in Section 3.2, if, after the date a registration statement covering the resale of the Conversion Shares is declared effective, and so long as such registration statement remains effective, the average closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for any six (6) consecutive trading days (a "CONVERSION PERIOD") shall be greater than or equal to $27.50, the Holder will, within ten (10) trading days of any such Conversion Period, convert all or part of the then outstanding Principal Amount of this Note plus all accrued, but


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

unpaid interest thereon (the date of such mandatory conversion, a "MANDATORY CONVERSION DATE") . The Holder shall only be required to effect such a conversion referred to in the immediately preceding sentence at most once per month if each of the following shall be true: (i) there is an effective registration statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the Conversion Shares issued to the Holder (or such Conversion Shares are eligible under Rule 144 of the Securities
Act); (ii) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all the Conversion Shares as are issuable to the Holder upon such conversion of this Note pursuant to this
Section 3.6 and (iii) the amount of this Note to be so converted pursuant to this Section 3.6 (when combined with the amount of any other promissory note issued by the Borrower to the Holder required to be similarly manditorily converted on the Mandatory Conversion Date) does not exceed20% of the average daily trading volume of the Common Stock for the five (5) day trading period immediately preceding the applicable Mandatory Conversion Date. There shall be only one Conversion Period and Mandatory Conversion Date during any 30 trading day period.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

     Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable. In the event of such an acceleration, the amount due and owing to the Holder shall be, one hundred percent (100%) of the then outstanding Principal Amount of this Note, in each case, plus accrued and unpaid interest and fees, if any (the "DEFAULT PAYMENT"). The Default Payment shall be applied first to any fees due and payable to Holder pursuant to the Note or the Related Agreements, then to accrued and unpaid interest due on the Note and then to outstanding principal balance of the Note.

     The occurrence of any of the following events set forth in Sections 4.1 through 4.10, inclusive, is an "EVENT OF DEFAULT":

     4.1 Failure to Pay Principal, Interest or other Fees. The Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Borrower fails to pay when due any amount due under any other promissory note issued by Borrower, and in any such case, such failure shall continue for a period of five (5) business days following the date upon which any such payment was due.

     4.2 Breach of Covenant. The Borrower or Clinical Data breaches any covenant or any other term or condition of this Note, the Purchase Agreement or any Related Agreement in any material respect, and, in any such case, such breach, continues for a period of fifteen (15) days after the occurrence thereof.

     4.3 Breach of Representations and Warranties. Any representation or warranty made by the Borrower or Clinical Data in this Note, the Purchase Agreement or in any Related Agreement shall, in any such case, be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

     4.4 Receiver or Trustee. The Borrower or Clinical Data shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

     4.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against the Borrower or Clinical Data or any of their respective property or other assets for more than $200,000, and shall remain unvacated, unbonded or unstayed for a period of sixty (60) days.

     4.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or Clinical Data.

     4.7 Stop Trade. An SEC stop trade order or Principal Market trading suspension, so long as a change of quotation among markets is not considered a "trading suspension", of the Common Stock shall be in effect for six (6) consecutive days or six (6) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that Clinical Data shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, Nasdaq Capital Market, Nasdaq National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock).

     4.8 Failure to Deliver Common Stock or Replacement Note. (i) Clinical Data shall fail to timely deliver certificates for shares of Common Stock to the Holder pursuant to and in the form required by this Note, and Section 9 of the Purchase Agreement, if such failure to timely deliver certificates for shares of Common Stock shall not be cured within two (2) business days or (ii) the Borrower and/or Clinical Data shall fail to deliver a replacement Note to Holder within seven (7) business days following the required date of such issuance pursuant to this Note, the Purchase Agreement or any Related Agreement (to the extent required under such agreements).

     4.9 Default Under Related Agreements or Other Agreements. The occurrence and continuance of any Event of Default, without cure within the time period set forth in the Related Agreements or Other Agreements. (as defined in the Purchase Agreement or any Related Agreement) or any event of default (or similar term) of any indebtedness permitted under Section 6.12(e) of the Securities Purchase Agreement in excess of $200,000.

     4.10 Change in Control. Clinical Data shall fail to own one hundred percent (100%) of the outstanding capital stock of the Borrower.

                           DEFAULT RELATED PROVISIONS

     4.11 Default Interest Rate. Following the occurrence and during the continuance of an Event of Default, if not cured within the appropriate time, the Borrower shall pay additional interest on this Note in an amount equal to two percent (2.0%) per month, and all outstanding obligations under this Note, including unpaid interest, shall continue to accrue such additional interest from the date of such Event of Default until the date such Event of Default is cured or waived.

     4.12 Conversion Privileges. The conversion privileges set forth in Article III shall remain in full force and effect immediately from the date hereof and until this Note is paid in full.

     4.13 Cumulative Remedies. The remedies under this Note shall be cumulative.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     5.2 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower or Clinical Data at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to Clinical Data pursuant to the Purchase Agreement.

     5.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 3.5 hereof, as it may be amended or supplemented.

     5.4 Assignability. This Note shall be binding upon the Borrower, Clinical Data and their respective successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase

Agreement. This Note shall not be assigned by the Borrower or Clinical Data without the consent of the Holder.

     5.5 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the State of New York. Both parties and the individual signing this Note on behalf of the Borrower and acknowledging this Note on behalf of Clinical Data agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

     5.6 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     5.7 Security Interest and Guarantee. The Holder has been granted a security interest in certain assets of the Borrower more fully described in a Master Security Agreement dated as of the date hereof. Clinical Data has guaranteed to the Holder a portion of the obligations and liabilities of the Borrower to the Holder under this Note, the Pourchase Agreement and the other Related Agreements.

     5.8 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

     5.9 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay to Holder reasonable costs of collection, including reasonable attorney's fees.

     5.10 Registered Obligation. This Note is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Borrower and Clinical Data (or their respective agents) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by
(i) surrender of this Note and either the reissuance by the Borrower and Clinical Data of this Note to the new holder or the issuance by the Borrower and Clinical Data of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Borrower and Clinical Data (or their respective agents), within the meaning of Treasury Regulation Section 1871-14(c)(1)(i)(B).

       [Balance of page intentionally left blank; signature page follows.]

     IN WITNESS WHEREOF, the Borrower has caused this Amended and Restated Secured Convertible Term Note to be signed in its name effective as of the 31st day of August 2006.

                                        ICORIA, INC.


                                        By: /s/ Caesar J. Belbel
                                            ------------------------------------
                                        Name: Caesar J. Belbel
                                        Title: Secretary


WITNESS:


/s/ Marc A. Recht
-------------------------------------


AGREED AND ACKNOWLEDGED:

CLINICAL DATA, INC.


By: /s/ Caesar J. Belbel
    ---------------------------------
Name: Caesar J. Belbel
Title: Executive Vice President and
       Chief Legal Officer

                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Note into Common Stock)

[Name and Address of Holder]

The undersigned hereby converts $_________ of the principal due on [specify applicable Repayment Date] under the Amended and Restated Secured Convertible Term Note issued by Icoria, Inc. and Clinical Data, Inc. dated October 19, 2004, and amended and restated as of June 1, 2006 by delivery of Shares of Common Stock of Clinical Data, Inc. on and subject to the conditions set forth in
Article III of such Note.

1.   Date of Conversion ____________________________

2.   Shares To Be Delivered: _______________________


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                                   EXHIBIT B

                   FORM OF QUARTERLY REPAYMENT ELECTION NOTICE

[Name and Address of Holder]

Pursuant to Section 2.1(c) of the Amended and Restated Secured Convertible Term Note dataed as of October 19, 2004 and amended and restated as of June 1, 2006 and issued by Icoria Inc. and Clinical Data, Inc. to Laurus Master Fund, Ltd. (the "NOTE"), we hereby notify you that we are electing the pay the outstanding Quarterly Interest Amount (as defined in the Note) due on the Quarterly Repayment Date (as defined in the Note) which occurs on ___________ __, 200__ as follows [Check all that apply and complete as necessary]:

               Quarterly Interest Amount Due: $__________________

                         OPTION                         AMOUNT
      --------------------------------------------   -----------
___   To add [all of the Quarterly Interest          $__________
      Amount][such portion of the Quarterly
      Interest Amount set forth opposite hereto]
      to the Principal Amount (as defined in the
      Note)

___   To pay [all of the Quarterly Interest          $__________
      Amount][such portion of the Quarterly
      Interest Amount set forth opposite hereto]
      in cash

___   Subject to the volume restrictions set forth   $__________
      in subsection (ii) of Section 2.1(c) and
      Sections 2.2 and 3.2 of the Note, to pay
      [all of the Quarterly Interest Amount][such
      portion of the Quarterly Interest Amount set
      forth opposite hereto] through issuance of
      shares of Common Stock
                                                     -----------
                                   Total             $__________
                                                     -----------

ICORIA, INC.                            CLINICAL DATA, INC.


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                       16